UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 6, 2019

Date of Report (Date of earliest event reported)

Fidelity Southern Corporation

(Exact name of registrant as specified in its charter)

Georgia	001-34981	58-1416811
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 639-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	LION	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 6, 2019, Fidelity Southern Corporation, a Georgia corporation (“Fidelity”), held a special meeting of its shareholders (the “Fidelity special meeting”) in Atlanta, Georgia.  Of the 27,595,825 shares of common stock, no par value per share, of Fidelity (the “Fidelity common stock”) issued and outstanding at the close of business as of March 14, 2019, the record date for the Fidelity special meeting, shareholders holding a majority of the total number of outstanding shares of Fidelity common stock entitled to vote were present or represented by proxy at the Fidelity special meeting, constituting a quorum for all matters to be presented at the Fidelity special meeting.

Proposal 1 and Proposal 2 listed below were submitted to a vote of shareholders at the Fidelity special meeting. The proposals listed below are described in detail in the joint proxy statement/prospectus filed by Fidelity with the Securities and Exchange Commission on March 25, 2019. The final results of the shareholder votes at the Fidelity special meeting are set forth below.

Proposal 1 – Merger Proposal

The proposal was to approve the Agreement and Plan of Merger, dated as of December 17, 2018, as may be amended from time to time (the “merger agreement”), by and between Fidelity and Ameris Bancorp, a Georgia corporation (“Ameris”), and the transactions contemplated thereby (the “merger proposal”). The merger proposal was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
22,396,240	86,120	82,850	N/A

Proposal 2 – Compensation Proposal

The proposal was to approve, on a non-binding, advisory basis, the compensation to be paid to Fidelity’s named executive officers that is based on or otherwise relates to the merger of Fidelity with and into Ameris (the “compensation proposal”). The compensation proposal was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,795,477	7,647,646	122,087	N/A

Proposal 3 – Adjournment Proposal

In connection with the Fidelity special meeting, the Board of Directors of Fidelity also solicited proxies with respect to a proposal to adjourn the Fidelity special meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the merger proposal. The adjournment proposal was not submitted to Fidelity shareholders for approval at the Fidelity special meeting because Fidelity shareholders approved the merger proposal, as noted above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION

By:	/s/ Charles D. Christy
Charles D. Christy
Chief Financial Officer

Date: May 7, 2019